                                                                   EXHIBIT 10.32

                                                                JP MORGAN




                                  TRANSACTION

Date: 15 March 1996

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                      and

                       SERVICE CORPORATION INTERNATIONAL

on the Trade Date and identified by the Morgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan Guaranty Trust Company of New York is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below:

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:                     151442

Trade Date:                             15 March 1996

Effective Date:                         19 March 1996

Termination Date:                       1 April 1998, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention
FIXED AMOUNTS:

Fixed Rate Payer:                       Counterparty
-------------------------------------------------------------------------------

                                                                     JP MORGAN

Notional Amount:                        494,000,000.00 FRF

Fixed Rate Payer Payment Dates:         Each 1 April starting with 1 April 1996
                                        up to, and including, the Termination
                                        Date, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Fixed Rate:                             6.20000 percent

Fixed Rate Day Count Fraction:          30/360

First Full Coupon:

From: 18 March 1996                     To: 1 April 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention)

Morgan Fixed Rate:                      6.20000 percent

FLOATING AMOUNTS:

Floating Rate Payer:                    Morgan

Notional Amount:                        494,000,000.00 FRF

Floating Rate Payer Payment Dates:      Each 1 April starting with 1 April 1996
                                        up to, and including, the Termination
                                        Date, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Floating Rate Option:                   DEM-LIBOR-BBA

Designated Maturity:                    3 Month

Spread:                                 Plus 1.97000 percent

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Each 1 April, 1 July, 1 October, 1
                                        January

Compounding:                            Applicable

Method of Compounding:                  Flat at 3 month FRF-PIBOR-AFB

Compounding Dates:                      Each 1 July, 1 October, 1 January, 1
                                        April

-------------------------------------------------------------------------------

                                                                    JP MORGAN

First Full Coupon:

From: 18 March 1996                     To: 1 April 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention)

Counterparty Floating Rate Option:      3.34766 percent

*Currency protected swap - DEM-LIBOR-BBA - sets TWO business day prior & compounds flat at 3 month FRF-PIBOR-AFB.

Business Day Locations for Morgan:      Paris, New York

Business Day Locations for
  Counterparty:                         Paris, New York

Payments will be:                       Net

3. Account Details

PAYMENTS TO MORGAN:

Account for payments in FRF:            Morgan Bank Paris
                                        14 Place Vendome
                                        75001 Paris
                                        France
Favour:                                 Morgan Guaranty Trust Co of New York -
                                        London Office
ABA/Bank No.:
Account No.:                            43504300G0090
Reference:                              Further Credit to Swaps Group Account:
                                        10004942
                                        Please send MT100 cover cable to MGT
                                        London

PAYMENTS TO COUNTERPARTY:

Account for payments in FRF:

Favour:                                 SERVICE CORPORATION INTERNATIONAL
ABA/Bank No.:                           Societe Generale, Paris
Account No.:                            Code De Banque 30003
Reference:                              Code De Guichet 03630
                                        F/C: Service Corporation International
                                        Account #09920023632 RIB 52

--------------------------------------------------------------------------------

                                                        JP MORGAN


4. Offices

(a)     The Office of Morgan for the Swap Transaction is LONDON; and
(b)     The Office of the Counterparty for the Swap Transaction is HOUSTON

All enquiries regarding payments and/or rate resettings only should be sent to:

Morgan Guaranty Trust Company of New York
60 Victoria Embankment
London. EC4Y 0JP

Attention:      Joanne Case
Telephone:      44 1 71 325 3783
Facsimile:      44 1 71 325 3862/3863
Telex:          896631 MGT G
Cable:          Morganbank

Please quote the Morgan Deal Number indicated above.

All enquiries regarding confirmations should be sent to:

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

Attention:      Wendy Webbe
                Documentation Control Group
Telephone:      1-212-648-2991
Facsimile:      1-212-648-5117

Please quote the Morgan Deal Number indicated above.


J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and is capable of and willing to assume those risks.

                                                                      JP MORGAN



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this confirmation relates and indicates agreement to those terms. When referring to this confirmation, please indicate: Morgan Deal
Number: 151442.


                                        Yours sincerely,

                                        JP MORGAN SECURITIES INCORPORATED,
                                        as Agent for and signing on behalf of:

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By:    /s/ RAJAN KUNDRA
                                              -------------------
                                        Name:    RAJAN KUNDRA
                                        Title:   Associate


Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL


By:   /s/ GREGORY L. CAUTHEN
    -----------------------------
Name:    Gregory L. Cauthen
Title:   Vice President/Treasurer

                                                                     JP MORGAN

                                  TRANSACTION

Date: 23 May 1996

        The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                      and

                       SERVICE CORPORATION INTERNATIONAL

on the Trade Date and identified by the Morgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        THIS CONFIRMATION REPRESENTS AN AMENDMENT AND RESTATEMENT OF ANY PRIOR DOCUMENTS OR OTHER CONFIRMING COMMUNICATIONS BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTION.

        Morgan Guaranty Trust Company of New York is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:                     151337

Trade Date:                             23 May 1996

Effective Date:                         26 April 1996

Termination Date:                       1 June 2006


------------------------------------------------------------------------------

                                                                      JP MORGAN

FLOATING AMOUNTS:

Floating Rate Payer:                    Counterparty

Notional Amount:                        492,000,000.00 FRF

Floating Rate Payment Dates:            26 July 1996, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Floating Rate Option:                   DEM-LIBOR-BBA

Designated Maturity:                    3 Month

Spread:                                 Plus 0.23000 percent

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Two Business days prior to each
                                        calculation period.

Compounding:                            Inapplicable


FLOATING AMOUNTS:

Floating Rate Payer:                    Morgan

Notional Amount:                        492,000,000.00 FRF

Floating Rate Payer Payment Dates:      26 July 1996, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Floating Rate Option:                   FRF-PIBOR-AFB

Designated Maturity:                    3 Month

Spread:                                 None

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Two Business days prior to each
                                        Calculation Period.

Compounding:                            Inapplicable



--------------------------------------------------------------------------------

                                                                JPMORGAN


FLOATING AMOUNTS:

Floating Rage Payer:                    Counterparty

Notional Amount:                        492,000,000.00 FRF

Floating Rage Payer Payment Dates:      Each 1 December, 1 June starting with 1
                                        December 1996 up to, and including, the
                                        Termination Date, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention and
                                        there will be an adjustment to the
                                        Calculation Period.

Floating Rate Option:                   DEM-LIBOR-BBA

Designated Maturity:                    3 Month

Spread:                                 Plus 0.23000 percent

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Each 1 December, 1 March, 1 June, 1
                                        September

Compounding:                            Applicable

Method of Compounding:                  Flat

Compounding Dates:                      Each 1 March, 1 June, 1 September, 1
                                        December

Additional Rate Formula:

Currency Protected Swap:                Compounds at 3M FRF-PIBOR-AFB set Two
                                        Business days prior to each Calculation
                                        Period.

Initial Stub Period:

From: 26 July 1996                      To: 1 December 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business Day
                                        Convention)

Counterparty Floating Rate Option:      DEM-LIBOR-BBA

Designated Maturity from 26 July 1995
to 1 September 1996:                    Interpolated between 1 Month and 2
                                        Month.
Designated Maturity from 1 September    Compounded at FRF-PIBOR-AFB
1996 to 1 December 1996:                3 Month

-------------------------------------------------------------------------------

                                                                      JP MORGAN


FLOATING AMOUNTS:

Floating Rate Payer:                    Morgan

Notional Amount:                        492,000,000.00 FRF

Floating Rate Payer Payment Dates:      Each 1 December, 1 June starting with 1
                                        December 1996 up to, and including, the
                                        Termination Date, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention and
                                        there will be an adjustment to the
                                        Calculation Period.

Floating Rate Option:                   FRF-PIBOR-AFB

Designated Maturity:                    3 Month

Spread:                                 None

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Each 1 December, 1 March, 1 June,
                                        1 September

Compounding:                            Applicable

Method of Compounding:                  Flat

Compounding Dates:                      Each 1 March, 1 September

Initial Stub Period:

From: 26 July 1996                      To: 1 December 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention)

Morgan Floating Rate Option:            FRF-PIBOR-AFB

Designated maturity from 26 July
1996 to 1 September 1996:               Interpolated between 1 Month and
                                        2 Month

Designated Maturity from
1 September 1996 to
1 December 1996                         3 Month

Business Day Locations
for Counterparty:                       New York, Paris

Business Day Locations
for Morgan:                             New York, Paris

Payments will be:                       Net

--------------------------------------------------------------------------------

                                                                      JP MORGAN

3. Account Details

PAYMENTS TO MORGAN:

Account for payments in FRF:            Morgan Bank Paris
                                        14 Place Vendome
                                        75001 Paris
                                        France
Favour:                                 Morgan Guaranty Trust Co of New York -
                                        London Office
Account No.:                            43504300G0090
Reference:                              Further Credit to Swaps Group Account:
                                        10004942
                                        Please send MT100 cover cable to MGT
                                        London

PAYMENTS TO COUNTERPARTY:

Account for payments in FRF:

Favour:                                 SERVICE CORPORATION INTERNATIONAL
Account No.:                            Societe Generale, Paris
Reference:                              Code De Banque 30003
                                        Code De Guichet 03630
4. Offices                              F/C: Service Corporation International
                                        Account #09920023632 RIB 52
(a)     The Office of Morgan for the Swap Transaction is LONDON; and
(b)     The Office of the Counterparty for the Swap Transaction is HOUSTON.

All enquiries regarding payments and/or rate resettings only should be sent to:

Morgan Guaranty Trust Company of New York
60 Victoria Embankment
London. EC4Y 0JP

Attention:      Joanne Case
Telephone:      44 1 71 325 3783
Facsimile:      44 1 71 325 3862/3863
Telex:          896631 MGT G
Cable:          Morganbank

Please quote the Morgan Deal Number indicated above.

All enquiries regarding confirmations should be sent to:

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

-------------------------------------------------------------------------------

                                                                     JP MORGAN



ATTENTION:                      WENDY WEBBE
                                DOCUMENTATION CONTROL GROUP

TELEPHONE:                      1-212-648-6493

FACSIMILE:                      1-212-648-5117

PLEASE QUOTE THE MORGAN DEAL NUMBER INDICATED ABOVE.

        J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

        Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary,and it has made its own investment, hedging,and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 151337.

                                        Yours sincerely,

                                        J P MORGAN SECURITIES INCORPORATED,
                                        as Agent for and signing on behalf of:

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK

                                        By: /s/ RAJAN KUNDRA
                                            ------------------------------
                                        Name:   Rajan Kundra
                                        Title:  Associate


Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL

By: /s/ GREGORY L. CAUTHEN
   --------------------------------
Name:   Gregory L. Cauthen
Title:  Vice President/Treasurer


-----------------------------------------------------------------------------

                                                                    JP MORGAN

                                  Transaction

Date: 30 May 1996

The purpose of this letter agreement is to confirm the terms and conditions of the Transactions entered into between:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                      and

                       SERVICE CORPORATION INTERNATIONAL

on the Trade Date and identified by the Morgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan Guaranty Trust Company of New York is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:                     151341

Trade Date:                             14 March 1996

Effective Date:                         19 March 1996

Termination Date:                       1 April 2006, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention

FIXED AMOUNTS:

Fixed Rate Payer:                       Morgan

-------------------------------------------------------------------------------

Notional Amount:                        494,000,000.00 FRF

Fixed Rate Payer Payment Dates:         Each 1 April starting with 1 April 1996
                                        up to, and including, 1 April 1998,
                                        subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention and there will be an
                                        adjustment to the Calculation Period.

Fixed Rate:                             6.80000 percent

Fixed Rate Day Count Fraction:          30/360

Initial Stub Period:

From: 18 March 1996                     To: 1 April 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention)

 Morgan Fixed Rate:                     6.80000 percent


FLOATING AMOUNTS:

Floating Rate Payer:                    Counterparty

Notional Amount:                        494,000,000.00 FRF

Floating Rate Payer Payment Dates:      Each 1 April starting with 1 April 1996
                                        up to, and including, the Termination
                                        Date, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Floating Rate Option:                   DEM-LIBOR-BBA

Designated Maturity:                    3 Month

Spread:                                 Plus 1.97000 percent from 18 March 1996
                                        to 1 April 1998.

                                        Plus .23000 percent from 1 April 1998
                                        to 1 April 2006.

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Each 1 April, 1 July, 1 October,
                                        1 January

Compounding:                            Applicable

Method of Compounding:                  Flat at 3 month FRF-PIBOR-AFB

Compounding Dates:                      Each 1 July, 1 October, 1 January,
                                        1 April

Initial Stub Period:

From: 18 March 1996                     To: 1 April 1996
                                        (subject to adjustment in accordance
                                        with the Modified Following Business
                                        Day Convention)

Floating Rate for Initial               3.34766 percent (Excluding Spread
  Calculation Period:                   where applicable)

Currency protected swap - DEM-LIBOR-BBA - sets TWO business day prior & compounds flat at 3 month FRF-PIBOR-AFB.

FLOATING AMOUNTS:

Floating Rate Payer:                    Morgan

Notional Amount:                        494,000,000.00 FRF

Floating Rate Payer Payment Dates:      Each 1 April starting with 1 April 1999
                                        up to, and including, the Termination
                                        Date, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and there will
                                        be an adjustment to the Calculation
                                        Period.

Floating Rate Option:                   FRF-PIBOR-AFB

Designated Maturity:                    3 Month

Spread:                                 None

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            Each 1 April, 1 July, 1 October,
                                        1 January

Compounding:                            Applicable

Method of Compounding                   Flat

Compounding Dates:                      Each 1 July, 1 October, 1 January,
                                        1 April

                                                                       JP MORGAN

Business Day Locations for Counterparty:        Paris, New York

Business Day Locations for Morgan:              Paris, New York

Payments will be:                               Net

3. Account Details

PAYMENTS TO MORGAN:

Account for payments in FRF:                    Morgan Bank Paris
                                                14 Place Vendome
                                                75001 Paris
                                                France
Favour:                                         Morgan Guaranty Trust Co of
                                                  New York - London Office

ABA/Bank No.:
Account No.:                                    43504300G0090
Reference:                                      Further Credit to Swaps Group
                                                  Account: 10004942
                                                Please send MT100 cover cable
                                                  to MGT London

PAYMENTS TO COUNTERPARTY:

Account for payments in FRF:

Favour:                                         SERVICE CORPORATION
                                                  INTERNATIONAL
ABA/Bank No.:                                   Societe Generale, Paris
Account No.:                                    Code De Banque 30003
Reference:                                      Code De Guichet 03630
                                                F/C: Service Corporation
                                                  International
                                                Account #09920023632 RIB 52

4. Offices

(a)  The Office of Morgan for the Swap Transaction is LONDON; and
(b)  The Office of the Counterparty for the Swap Transaction is HOUSTON.

ALL ENQUIRIES REGARDING PAYMENTS AND/OR RATE RESETTINGS ONLY SHOULD BE SENT TO:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 VICTORIA EMBANKMENT
LONDON EC4Y 0JP

ATTENTION:      JOANNE CASE
TELEPHONE:      44 1 71 325 3783
FACSIMILE:      44 1 71 325 3862/3863
TELEX:          896631 MGT G
CABLE:          MORGANBANK

PLEASE QUOTE THE MORGAN DEAL NUMBER INDICATED ABOVE.

--------------------------------------------------------------------------------

                                                                     JP MORGAN

ALL ENQUIRIES REGARDING CONFIRMATIONS SHOULD BE SENT TO:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 WALL STREET
NEW YORK, NEW YORK 10260

ATTENTION:      WENDY WEBBE
                DOCUMENTATION CONTROL GROUP
TELEPHONE:      1-212-648-2991
FACSIMILE:      1-212-648-5117

PLEASE QUOTE THE MORGAN DEAL NUMBER INDICATED ABOVE.


JP MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.


------------------------------------------------------------------------------

                                                                      JP MORGAN


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 151341.


                                Yours sincerely,

                                JP MORGAN SECURITIES INCORPORATED,
                                as Agent for and signing on behalf of:

                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                                By: /s/ RAJAN KUNDRA
                                   ------------------
                                Name: Rajan Kundra
                                Title: Associate


Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL

By: /s/ GREGORY L. CAUTHEN
   ------------------------
Name: Gregory L. Cauthen
Title: Vice President/Treasurer


------------------------------------------------------------------------------